UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SI Technologies, Inc.

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November 20, 2003

Dear Shareholder:

You are cordially invited to attend the annual shareholders meeting of SI Technologies, Inc. which will be held at the corporate office, 14192 Franklin Avenue, Tustin, California, on December 11, 2003 at 2:00 p.m. I look forward to greeting as many of our shareholders as possible.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy statement.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

Sincerely,

Rick A. Beets

President & CEO

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 11, 2003

To the shareholders of SI Technologies, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SI Technologies, Inc. (the “Company”), a Delaware corporation, will be held on Thursday, December 11, 2003, at 2:00 p.m. local time, at 14192 Franklin Avenue, Tustin, California for the following purposes:

1.	To elect a board of six directors.

2.	To vote on proposal 2—Approval of SI Technologies, Inc. 2003 Stock Option Plan.

3.	To vote on proposal 3—Ratification of the Sale of Common Stock and Warrants to Ralph E. Crump and Marjorie L. Crump.

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on October 31, 2003 will be entitled to a vote at the annual meeting and at any adjournment thereof.

By Order of the Board of Directors

Rick A. Beets

President, CEO and Director

Tustin, California

November 20, 2003

YOUR VOTE IS IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly signing, dating, and returning the Proxy will save the Company the expense and extra work of additional solicitation. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

14192 Franklin Avenue

Tustin, California 92780

714-505-6483

PROXY STATEMENT

SOLICITATION OF PROXIES

The Board of Directors of SI Technologies, Inc. (the “Company”), is soliciting the enclosed proxy for use at the Annual Meeting of Shareholders of the Company to be held on Thursday, December 11, 2003, at 2:00 p.m. local time, at 14192 Franklin Avenue, Tustin, California. Whether or not you plan to attend the meeting, you are requested to date, sign and return the proxy to the Company as promptly as possible. The shares represented by proxies will be voted in accordance with the Board of Directors’ recommendations unless the proxy indicates otherwise. Any shareholders giving a proxy may revoke it at any time prior to its use by filing with the Secretary of the Company a written revocation of a proxy bearing a later date, or by voting in person at the meeting. The costs of the solicitation will be paid by the Company. In addition to the solicitation of proxies by the use of the mail, directors, officers and employees of the Company may solicit proxies personally, or by other appropriate means. The Company may also request banks, brokerage houses, and other custodians, nominees or fiduciaries holding stock in their names for others, to send proxy materials and to obtain proxies from their principals, and the Company will reimburse them for their expenses in doing so.

The approximate date on which this proxy statement and the form of proxy is first being sent or given to the shareholders is November 24, 2003.

The Company’s Annual Report for the fiscal year ended July 31, 2003 (the “Annual Report”), is being mailed concurrently with this proxy statement. Brokerage houses, custodians, nominees, and others may obtain additional copies of the Annual Report or this proxy statement by request to the Company.

VOTING RIGHTS

As of October 31, 2003, there were 4,026,996 shares of the Company’s common stock outstanding. Each shareholder is entitled to one vote for each share of common stock held. The Company has only one class of equity security outstanding. The Board of Directors has set the close of business on October 31, 2003 as the record date for determining those shareholders entitled to vote at the annual meeting.

Under Delaware law and the Company’s certificate of incorporation, if a quorum is present at the meeting, (a) the six (6) nominees for election as directors who receive the greatest number of votes cast for the election of directors at the meeting by the shares present in person or represented by proxy at the meeting and entitled to vote shall be elected directors, and (b) each of the proposals to approve the 2003 Stock Option Plan and to ratify the sale of common stock and warrants to Ralph E. Crump and Marjorie L. Crump will be approved if a majority of the votes cast on the proposal are voted in favor of the proposal. Abstentions on one or more matters will have no impact on such matters since approval of these proposals is based solely on the number of votes actually cast. Broker non-votes will also have no effect on approval of these proposals.

PRINCIPAL HOLDERS OF VOTING SECURITIES

As of the close of business on October 31, 2003, there were 4,026,996 shares of common stock of the Company outstanding. The following table sets forth certain information regarding the Company’s common stock beneficially owned on October 31, 2003 by (i) each person who is known by the Company to own beneficially more than 5% of the Company’s common stock, (ii) each director, (iii) each named executive officer, and (iv) all directors and executive officers as a group:

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Beneficial Ownership
Ralph E. Crump(2) Chairman of the Board, Treasurer, Director	750,998(4)(11)	18.6%
Rick A. Beets(2) President, CEO & Director	536,084(5)	13.3%
Edward A. Alkire(2) Secretary, Director	369,100(3)(6)	9.2%
S. Scott Crump(2),(7) Director	283,124(3)(8)	7.0%
D. Dean Spatz(2) Director	154,000(3)(9)	3.8%
Heinz Zweipfennig(2) Director	137,500(3)	3.4%
All Directors and Officers as a group (6 persons)	2,230,806(2)(3)(4)(5)(6)(7)(8)(9)(11)	55.4%
The MidSouth Investor Fund	424,902(10)	10.6%

(1)	Information with respect to beneficial ownership is based upon the Company’s stock records and data supplied to the Company by the holders. Subject to applicable community property and similar statutes, and except as otherwise indicated, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares.
(2)	The address of each executive officer and director is c/o SI Technologies, Inc., 14192 Franklin Avenue, Tustin, CA 92780.
(3)	Includes 72,500 shares subject to currently exercisable options.
(4)	Includes 344,229 shares held of record by Mr. Ralph Crump’s wife, Marjorie L. Crump. Mr. Ralph Crump has shared voting and investment power with respect to such shares.
(5)	Includes 210,500 shares subject to currently exercisable options. Does not include 4,000 unvested option shares granted in 1999.
(6)	Includes 1,000 shares held of record by Mr. Alkire’s children for whom he acts as custodian.
(7)	S. Scott Crump is the son of Ralph E. Crump.
(8)	Includes 109,562 shares held of record by Mr. S. Scott Crump’s wife, Lisa Crump. Mr. S. Scott Crump has shared voting and investment power with respect to such shares.
(9)	Includes 750 shares held of record by Mr. Spatz’s wife, Ruth Carol Spatz. Mr. Spatz has shared voting and investment power with respect to such shares.
(10)	L. O. Heidtke, President of Heidtke and Company, Inc. is the investment advisor to The MidSouth Investor Fund, and shares voting and investment control over the shares held by these funds. Includes 25,886 warrants currently exercisable.
(11)	Includes 47,500 shares subject to currently exercisable options.

MANAGEMENT

Directors and Executive Officers

The Directors and Executive Officers of the Company are as follows:

Name	Age	Position
Edward A. Alkire	50	Secretary, Director
Rick A. Beets	50	President, CEO, CFO & Director
Ralph E. Crump	80	Chairman of the Board, Treasurer, Director
S. Scott Crump	50	Director
D. Dean Spatz	59	Director
Heinz Zweipfennig	70	Director

Certain Information Concerning Executive Officers and Nominees for Directors

Edward A. Alkire - Director since 1990, Chief Operating and Financial Officer from 1989 to 1993. Mr. Alkire is currently employed at Holman & Associates, Inc., P.S., a certified public accounting firm. Prior to joining SI Technologies, Inc. in 1989, Mr. Alkire was a Senior Manager at Touche Ross & Co., a certified public accounting firm, where he provided business and tax consulting services to closely-held and emerging businesses. Mr. Alkire is a Certified Public Accountant and is a graduate of Evergreen State College.

Rick A. Beets - Chief Executive Officer since August 1993, President since December 1993, a Director since October 1997. Prior to joining SI, Mr. Beets served as a Division Manager for the Machinery and Equipment Group of Chicago-based FMC Corporation from 1988-1993. Prior to FMC (from 1977-1988), he worked with Colt Industries, Inc., in a number of increasingly responsible positions with the Fairbanks Morse Pump Division and the company’s France Compressor Products Division. Mr. Beets holds a BS degree in Industrial Management and a MA degree in Business Administration.

Ralph E. Crump - Director since 1981, Treasurer since 1983, and Chairman of the Board since November 1988. Mr. Crump is President of Crump Industrial Group, an investment firm located in Trumbull, Connecticut. Mr. Crump is also a co-founder and director of Osmonics, Inc. (NYSE), Stratasys, Inc. (NASDAQ), Imtec, Inc. (NASDAQ) and Mity-Lite, Inc. (NASDAQ) and ex-chairman of Med-Chem Products, Inc., (AMEX), and Ivy Medical, Inc. (formerly NASDAQ). Prior to November 1986, Mr. Crump was Chairman, President, and Director of Frigitronics, Inc., a manufacturer of eye care products, which he co-founded in 1962. Frigitronics’ common stock was listed on the New York Stock Exchange until its acquisition by Revlon in November, 1986. Mr. Crump is a Trustee of the Alumni Foundation of the University of California at Los Angeles and a member of the Board of Overseers for the Thayer Engineering School at Dartmouth College.

S. Scott Crump - Director since 1981. Mr. Crump joined the Company as its Vice President-Marketing and was an Executive Vice President until June 1988. He is the Chairman and President of Stratasys Inc., (NASDAQ), a manufacturer of equipment for the product design industry using prototyping technology. From 1988 until 1989 he was Chief Operating Officer of Ivy Medical, Inc., (formerly NASDAQ) a manufacturer of equipment for the health care industry. He holds a BS in Mechanical Engineering and is a registered professional engineer.

D. Dean Spatz - Director since 1983. Private Investor. Founder and former CEO and Chairman of Osmonics, Inc. (NYSE), a manufacturer of water purification and fluid separation and fluid handling products and equipment until February 28, 2003 when Osmonics, Inc. was acquired by GE Specialty Materials, a unit of the General Electric Company. Mr. Spatz is also a director of Signa Aldrich Corp. (NASDAQ). He holds a B.A. from Dartmouth College and a Master of Engineering degree from the Thayer School of Engineering, Dartmouth College.

Heinz Zweipfennig - Director since 1979. Mr. Zweipfennig served, from 1984 until his retirement, as President of Zweipfennig Management Consultants, an international consulting company. He also served as a member of the board of directors of the Software Management Services Corporation. From 1979 to 1984, he was co-founder and director of Scientific Data Systems, Inc., a Los Angeles, California based computer systems manufacturing company. Prior to 1979, he held senior management positions with Perkin-Elmer, Macro Data and Xerox Corporation.

PROPOSAL 1 — ELECTION OF DIRECTORS

At the Annual Meeting six directors, constituting the entire Board of Directors, are to be elected to hold office until the next Annual Meeting and until their successors are duly elected and qualified. Messrs. E. Alkire, R. Beets, R. Crump, S. Crump, D. Spatz, and H. Zweipfennig are the current directors of the Company and have been nominated to continue as directors. Unless otherwise directed, the proxy holders will vote all proxies with a view toward the election of these nominees. If, due to circumstances not at present foreseen, any of such nominees shall not be available for election, the proxy will be voted for such other person or persons as the Board of Directors may recommend.

Committees and Compensation of the Board of Directors

The Board of Directors has a standing audit committee and a committee for the administration of the 1994 Stock Option Plan.

The Audit Committee assists the Board in fulfilling its oversight responsibilities by monitoring the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance, monitoring the independence and performance of the Company’s independent auditors, and by providing an avenue of communication among the independent auditors, management, and the Board of Directors. The members of the audit committee are Messrs. Edward A. Alkire (Chairman), Ralph E. Crump, and D. Dean Spatz. The Audit Committee met four times during fiscal year 2003.

The Board of Directors has determined that Mr. Alkire is an “audit committee financial expert” and believes that he qualifies as independent as defined in regulations adopted by the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. (the “NASD”). Although Mr. Alkire serves as corporate secretary, he receives no compensation from the Company for this service. The Board of Directors also believes that Mr. Spatz qualifies as an independent director under the NASD definition. Because of Mr. Crump’s stock ownership, the Company believes that he may not qualify as an “independent” director. Rule 4350(d)(2)(A) of the National Association of Securities Dealers (the “NASD”) generally requires an audit committee to be composed of at least three members of the Board of Directors who are “independent directors.” However, NASD Rule 4350(d)(2)(B) allows an audit committee to have one non-independent director if the Board of Directors determines, in exceptional and limited circumstances, that membership on the audit committee by the director is required in the best interests of the Company and its shareholders. The Board of Directors has determined that, due to Mr. Crump’s significant business experience and expertise, Mr. Crump’s membership on the Company’s Audit Committee is required in the best interests of the Company and its shareholders. The Board of Directors has adopted a written charter for the audit committee, a copy of which is included as Appendix B to this proxy statement.

During the last fiscal year of the Company, the Board of Directors had four meetings. Each director attended 100 percent of the meetings of the Board of Directors held during fiscal year 2003 and the committees on which each Director serves. Members of the Board do not receive cash compensation for their service on the Company’s Board of Directors or any committee thereof but are reimbursed for business expenses incurred in attending meetings.

Code of Ethics

The Board of Directors has not yet adopted a Code of Ethics. However, the Board anticipates that it will shortly begin the process of preparing a Code of Ethics that applies to its principal executive officer and principal financial officer in accordance with the rules of the Securities and Exchange Commission.

Audit Fees

During the last fiscal year, the Company engaged McGladrey & Pullen, LLP (“McGladrey & Pullen”) for the audit and tax services for the current fiscal year. For the 2002 audit and the quarterly reviews through the end of the third quarter, the Company engaged Grant Thornton, LLP (“Grant Thornton”) for these audit and tax services. During the fiscal year ended July 31, 2003, the Company expended $141,000 in audit fees for its annual audit and quarterly reviews.

Financial Information Systems Design and Implementation Fees

During the fiscal year ended July 31, 2003 there were no fees for professional services as described in paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees

During the fiscal year ended July 31, the Company expended $65,418 for tax services including several carryback filings, and $15,500 for other services.

McGladrey & Pullen and Grant Thornton did not use leased employees in the performance of services for the Company.

Auditor Independence

In the fiscal year ended July 31, 2003 there were no other professional services provided by McGladrey & Pullen or Grant Thornton which would have required the Audit Committee of the Board of Directors to consider their compatibility with maintaining the independence of McGladrey & Pullen or Grant Thornton .

McGladrey & Pullen will be present at the annual meeting of shareholders and will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders.

Changes in Certifying Accountant

The Audit Committee of the Board of Directors notified Grant Thornton that they were dismissed July 16, 2003.

The Audit Committee selected the firm of McGladrey & Pullen, 222 South Harbor Blvd., Suite 800, Anaheim, CA 92805, as the Company’s new independent auditors effective July 16, 2003.

During the Company’s two most recent fiscal years and the subsequent interim period through July 16, 2003, there were no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its reports; and there were no reportable events as listed in Item 304 (a)(1)(v) of Regulation S-K.

For the year ended July 31, 2001, Grant Thornton issued an opinion which included an emphasis paragraph related to the going concern of the Company. The Company did not dispute this opinion. No such going concern paragraph was included in the opinion for the fiscal year ended July 31, 2002. Except as previously noted, Grant

Thornton’s audit reports on the Company’s financial statements for the past two years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The Company has provided Grant Thornton with a copy of the foregoing disclosures. A letter from Grant Thornton, indicating its concurrence or disagreement with the disclosures, was attached to the Company’s current report on Form 8-K/A filed with the Securities and Exchange Commission on July 31, 2003.

During the Company’s two most recent fiscal years and the subsequent interim period through July 16, 2003 the registrant had not consulted with McGladrey & Pullen on either: (i) the application of any accounting principles, nor the type of opinion that might be rendered, nor was any written report nor oral advice provided to the Company; (ii) nor was there any matter that the subject of any disagreement or reportable event.

Report of the Audit Committee

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with McGladrey & Pullen and Grant Thornton, the Company’s current and former independent auditors, the matters required to be discussed under Statement on Auditing Standards No. 61 “Communication with Audit Committees,” as amended by Statement on Auditing Standards No. 90 “Audit Committee Communications.” The Audit Committee has received the written disclosures and the letter from McGladrey & Pullen and Grant Thornton required by Independence Standards Board Standard No. 1 “Independence Discussions with Audit Committees,” and has discussed with McGladrey & Pullen and Grant Thornton its independence.

Based upon the review and discussions of the Audit Committee with respect to the items listed above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the SEC. The Committee has also recommended the appointment of McGladrey & Pullen as the Company’s independent auditors for its fiscal year ending July 31, 2004.

Respectfully Submitted,

Edward A. Alkire (Chairman)

Ralph E. Crump

D. Dean Spatz

Audit Committee Members

EXECUTIVE COMPENSATION

Board of Directors Report on Executive Compensation

The Board of Directors is responsible for establishing and administering the overall compensation policies applicable to the Company’s senior management. The Board is also responsible for establishing the general policies applicable to the granting, vesting and other terms of stock options granted to employees under the Company’s stock option plans, and for determining the size and terms of the option grants made to the Company’s executive officers, among others.

The Board also insures that the Company’s officer compensation programs are structured and implemented in a manner that recognizes the Company’s need to attract and retain the caliber of executives and other key employees required for the Company to compete in a highly competitive and rapidly evolving business sector, while also recognizing and emphasizing the importance and value of achieving targeted performance objectives and enhancing long-term shareholder value.

Under the Company’s executive compensation programs, there are two primary components to an executive’s compensation: base salary and long-term incentives in the form of stock options.

Base Salaries.    The base salary for a particular executive is determined in the first instance by comparison to the existing executive salary structure within the Company, as well as comparison to compensation paid to executives of comparably-sized and similarly-situated manufacturing companies and other similarly-sized public companies. The base salary of Mr. Beets, President and CEO, and of the other executive officers was not adjusted in the fiscal year ended July 31, 2003.

Long-Term Incentives.    The Company provides long-term incentives to executives through the annual grant of stock options. The options generally vest over one year and have an exercise price equal to the fair market value of the Company’s stock at the time of the grant, with the number of options awarded based on the executive’s position. Since fair market value stock options can only produce value to an executive if the price of the Company’s stock increases above the exercise price, these option grants provide a direct link between executive compensation and the Company’s stock price performance. The Board believes that stock options directly motivate an executive to maximize long-term shareholder value. Mr. Beets was granted, under the Company’s 1994 Stock Option Plan, an option to purchase 10,000 shares of Common Stock at an exercise price of $1.59 per share.

Respectfully Submitted,

Edward A. Alkire

Rick A. Beets

Ralph E. Crump

S. Scott Crump

D. Dean Spatz

Heinz Zweipfennig

Employment Contracts, Termination of Employment and Change-in-Control Arrangements.

The Company has a Change-in-control Agreement with Rick A. Beets, President and CEO. The Agreement provides that, upon a change in control, as defined in the agreement, all options held by Mr. Beets shall immediately become fully vested and exercisable and the expiration date of all options shall be amended to the tenth anniversary of the date of grant, without regard to whether Mr. Beets employment with the Company is earlier terminated. In addition, if following a change in control Mr. Beets ceases to be employed with the Company for any reason, he shall receive his full base salary earned through the termination of his employment, payment for all accrued vacation and any deferred compensation to which he is entitled for all periods prior to the termination of his employment, a cash payment equal to his annual base salary, the continuation of benefits in effect at the date of termination of employment for one year and an amount equal to the full annual performance bonus he would have received for the fiscal year in which his employment terminated, based upon performance up to the date of termination.

The following table sets forth information with respect to compensation paid or accrued during the years ended July 31, 2003, 2002 and 2001 for the Chief Executive Officer and each other named executive receiving compensation over $100,000 in the most recent fiscal year.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long Term Compensation
				Awards
Name & Principal Position	Fiscal Year	Annual Salary	Bonus	Options (Shares)
Rick A. Beets	2003	$205,000	$—	10,000	(1)
President & CEO, Director
	2002	$205,000	$—	10,000	(2)
	2001	$205,000	$—	10,000	(3)

(1)	Consists of an option to acquire 10,000 shares at an exercise price of $1.59 issued under the Company’s 1994 Stock Option Plan
(2)	Consists of an option to acquire 10,000 shares at an exercise price of $1.19 issued under the Company’s 1994 Stock Option Plan.
(3)	Consists of an option to acquire 7,500 shares at an exercise price of $2.125 issued under the Company’s 1994 Stock Option Plan.

The following table sets forth information about stock option grants during 2003.

OPTION GRANTS IN LAST FISCAL YEAR

Name	Options Granted	Percentage of Total Options Granted to Employees in 2003	Exercise Price	Expiration Date(1)	Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
					5%	10%
Rick A. Beets	10,000	14.3%	$1.59	12/12/12	$4,099	$9,441

(1)	The options were granted for a term of ten years. The options vest over one year from the date of grant.
(2)	Potential values stated are the result of using the Securities and Exchange Commission method of calculations of 5% and 10% appreciation in value from the date of grant to the end of the option term. Such assumed rates of appreciation and potential realizable values are not necessarily indicative of the appreciation, if any, which may be realized in future periods.

The following table shows information concerning the number and value of unexercised options held by Mr. Beets at the end of fiscal 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR END OPTION VALUES(1)

Name	Number of Securities Underlying Unexercised Options at FY-End Exercisable/Unexercisable(1)	Value of Unexercised in-the-money Options at FY-End Exercisable/Unexercisable
Rick A. Beets	210,500 / 4,000	$ 60,752 / $—(2)

(1)	No options were exercised by Mr. Beets during fiscal year 2003.
(2)	The values shown equal the difference between the exercise price of unexercised in-the-money options and the closing price of the underlying common stock at July 31, 2003. Options are in-the-money if the fair market value of the Common Stock exceeds the exercise price of the options.

Description of the Company’s Stock Option Plans

The Company has options outstanding under two Stock Option Plans, the amended and restated 1984-85 Stock Option Plan and the 1994 Stock Option Plan (the “1994 Plan”). The 1984-1985 Plan has expired and no further options may be granted under that plan. The 1994 Plan provides for the grant of statutory stock options and non-qualified stock options to purchase an aggregate of 600,000 shares of common stock. The Plan is administered by two or more members of the Board of Directors. Statutory options may not be granted at an exercise price less than fair market value of the common stock on the date of grant. Unless otherwise specified, the options granted under the 1994 Plan expire up to ten years from the date of grant. Generally, if an optionee ceases to be an employee or director for any reason other than death or disability, the option expires 90 days after the date of termination.

PROPOSAL 2 — APPROVAL OF THE SI TECHNOLOGIES, INC. 2003 STOCK OPTION PLAN.

On November 7, 2003, the Board of Directors adopted, subject to shareholder approval, the SI Technologies, Inc. 2003 Stock Option Plan (the “2003 Plan”). The purpose of the 2003 Plan is to provide a method by which selected individuals performing services for the Company may be offered an opportunity to invest in common stock of the Company, thereby increasing their personal interest in the growth and success of the Company and its affiliates.

As of July 31, 2003, the Company had approximately 240 employees. All persons who are performing or have been hired to perform services for the Company, including employees, officers and directors, are eligible to be considered for option grants under the 2003 Plan (“Eligible Persons”).

As of July 31, 2003, there were approximately 600,000 shares of common stock subject to outstanding stock options granted under the SI Technologies, Inc. 1994 Plan, as amended (the “1994 Plan”) and approximately 115,000 shares of common stock granted under the Company’s 1984-1985 Stock Option Plan, which expired in 1994. There were no additional shares of common stock subject to outstanding stock options granted outside these plans. Incentive Stock Options may not be granted under the 1994 Stock Option Plan after June 30, 2004.

The maximum number of shares of Common Stock for which options may be granted during the term of the 2003 Plan will be 200,000. If the 2003 Plan is approved by the shareholders, the Company will not make any additional grants under the 1994 Plan. If the 2003 Plan is not approved by shareholders, the Company may continue to grant any options it has available for grant under the 1994 Plan.

Following is a summary of the 2003 Plan. This summary does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2003 Plan, which appears as Appendix A to this Proxy Statement.

Summary of the 2003 Plan

A total of 200,000 shares of Common Stock will be reserved under the 2003 plan for Eligible Persons. The 2003 Plan will be administered by the Board of Directors of the Company (the “Board”). The Board has the authority to appoint a committee consisting of two or more of its members to administer the 2003 Plan.

The Board shall have the authority to determine (a) the Eligible Persons to whom options are to be granted, (b) the number of shares of Common Stock for which the options are exercisable and the purchase price of such shares, (c) whether the options are incentive stock options or nonqualified stock options, and (d) all of the other terms and conditions of the options. The Board shall have full power and authority, subject only to the provisions of the 2003 Plan (i) to administer or supervise the administration of the 2003 Plan, (ii) to interpret the provisions of the 2003 Plan and option agreements issued under the 2003 Plan, (iii) to correct any defect, supply any information and reconcile any inconsistency in such manner and to such extent as it determines to be necessary or advisable to carry out the purpose of the 2003 Plan, and (iv) to take such other actions in connection with the 2003 Plan as it determines to be necessary or advisable. The Board is authorized to adopt, amend and rescind such rules, regulations and procedures not inconsistent with the provisions of the 2003 Plan as it determines to be necessary or advisable for the proper administration of the 2003 Plan, and each option shall be subject to all such rules, regulations and procedures. Exercise by the Board of its authority shall be consistent with the intent that (a) all incentive stock options be qualified under the terms of Section 422 of the Internal Revenue Code, and (b) the 2003 Plan be administered in a manner so that, to the extent possible, the grant of options and all other transactions with respect to the 2003 Plan, and any Common Stock acquired upon exercise of options, shall be exempt from the operation of Section 16(b) of the Exchange Act.

Shares of Common Stock will be made available from the authorized but unissued shares of the Company. If an option terminates for any reason without having been exercised in full, the shares of Common Stock for which the option has not been exercised shall again be available for purposes of the 2003 Plan.

The price at which shares of Common Stock may be purchased upon exercise of an option may be more than, less than or equal to the fair market value of the shares on the date the option is granted. However, the purchase price of each share of Common Stock under an incentive stock option must be (a) at least 110% of the fair market value of such share on the date of grant of the option, if it is granted to a 10% shareholder, and (b) not less than the fair market value of such share on the date of grant of the option, if it is granted to any other Eligible Person.

An optionee generally may transfer a nonqualified option to any Permitted Transferee (as that term is defined in the 2003 Plan), so long as the transfer is without value (the right to transfer a nonqualified stock option may be limited by its option agreement). The Permitted Transferee may transfer the option without value to any other Permitted Transferee of the Optionee. Parents, children, grandchildren, siblings, nieces and nephews and certain other relatives and individuals, including in-laws and relatives by adoption, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, and any other non-charitable entity in which these persons (or the Optionee) own more than fifty percent (50%) of the voting interests will qualify as Permitted Transferees.

Incentive stock options granted under the 2003 Plan will not be transferable to Permitted Transferees.

Except as expressly permitted by the 2003 Plan, an option will not be transferable by its holder other than by will or by the laws of descent and distribution, will not be involuntarily alienable by legal process or otherwise by operation of law, and will be exercisable during the holder’s lifetime only by the holder. If the holder of an option dies prior to its full exercise, the option may be exercised, to the extent it does not thereby terminate, by the person or persons to whom the rights of the holder of the option pass by will or by applicable laws of descent and distribution.

Subject to the provisions of the 2003 Plan with respect to termination of options upon or following death, disability (as defined in the 2003 Plan) or other termination of service, the Board shall determine the term of each option, which term shall not be more than (a) five years from the date of grant in the case of an incentive stock option granted to a 10% shareholder, and (b) ten years from the date of grant in the case of any other incentive stock option.

If an option holder’s service terminates without cause prior to the full exercise of an option, then the option generally shall thereafter be exercisable, to the extent the option holder was entitled to exercise the option on the date of such termination, for a period of three months following such termination (but not later than the end of the term of the option); provided, however, that, if the holder’s service terminates by reason of death or disability, the option shall be exercisable for a period of one year following such termination (but not later than the end of the term of the option). At the end of such period, the option shall terminate. If a holder’s service is terminated for cause, then all options held by the holder shall immediately terminate. Following termination of a holder’s service, if the holder engages in any act that would have constituted cause if the holder had remained in the service of the Company, then the Board shall be entitled to terminate any options held by the holder. The Board may modify these provisions in the case of individual option grants.

An option shall be exercised by written notice to the Company in compliance with the terms and conditions of its option agreement and such procedures for exercise of options as the Board may adopt from time to time. The method or methods of payment of the purchase price of the shares to be purchased upon exercise of the option shall be determined by the Board and set forth in the option agreement for the option. Such method or methods may consist of (i) check, (ii) promissory note, (iii) whole shares of Common Stock already owned by the option holder, (iv) the withholding of shares of Common Stock issuable upon exercise of the option, (v) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, (vi) any combination of the foregoing methods of payment, or (vii) such other consideration and method of payment as may be permitted for the issuance of shares under applicable securities and other laws. The Board may specify a minimum number of shares of Common Stock for which an Option must be exercised.

The Board may from time to time amend the 2003 Plan, whether before or after termination of the 2003 Plan, in such respects as it shall deem advisable; provided, however, that any such amendment (i) shall comply with all applicable laws and stock exchange listing requirements, and (ii) with respect to incentive stock options granted or to be granted under the 2003 Plan, shall be subject to any approval by shareholders of the Company required under the Internal Revenue Code of 1986. No amendment of the 2003 Plan may adversely affect the rights of the option holder of an option in any material way unless the option holder consents thereto.

The 2003 Plan shall terminate on November 7, 2013, provided, however, that the Board may terminate the 2003 Plan at any earlier time.

Federal Income Tax Consequences

The Company intends that certain of the options granted under the 2003 Plan will qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming that the options are so qualified, the tax consequences to an optionee will vary depending on whether certain holding period requirements are met. In addition, an option will cease to be an incentive stock option, and thereafter be taxed as a nonqualified stock option, if the optionee exercises the option more than three months following termination of employment for any reason other than death or disability, or more than one year following termination of employment on account of disability.

If an optionee acquiring stock pursuant to an incentive stock option holds the stock until at least one year after the transfer of the stock to the optionee and at least two years from the date of grant of the option, then, subject to the alternative minimum tax rules discussed below, there will be no tax consequences to the optionee or the Company when the incentive stock option is granted or when it is exercised. When the stock is ultimately sold, gain or loss will be determined, based on the difference between the net proceeds of the sale and the aggregate purchase price paid for the stock, and the optionee will be required to report such gain or loss as long-term capital gain or loss on his or her federal income tax return for the year in which the sale occurs.

If stock acquired upon exercise of an option is sold by the optionee and, at the time of the sale, the holding period requirements described in the preceding paragraph have not been met, the federal income tax consequences to the optionee will be as follows:

(a) The optionee will be required to report, on his or her federal income tax return for the year in which the sale occurs, additional compensation income equal to the difference between (i) the fair market value of the stock at the time of exercise of the option (or if less, the price at which the stock was sold) and (ii) the purchase price at which the stock was acquired (the Company will generally be entitled to a compensation deduction in an equivalent amount).

(b) For purposes of determining gain or loss upon sale of the stock when it is ultimately sold, an amount equal to this compensation income will be added to the purchase price at which the stock was acquired, and the total will be the holder’s adjusted cost of the stock. Gain or loss will be determined, based upon the difference between this adjusted cost of the stock and the net proceeds of the sale, and the holder will be required to report such gain or loss as long-term or short-term (depending on how long the holder held the stock) capital gain or loss on his or her federal income tax return for the year in which the sale occurs.

When an optionee exercises an incentive stock option, the difference between the fair market value of the stock on the date of exercise and the purchase price paid results in an adjustment in computing alternative minimum taxable income for purposes of Sections 55 et seq. of the Code, which may trigger alternative minimum tax consequences for optionees. Any alternative minimum tax that is payable may ultimately be credited against future taxes owed.

The Company may grant nonqualified stock options under the 2003 Plan. In general, there will be no tax consequences to the optionee or the Company when such an option is granted. Upon exercise of such an option, the optionee will be required to report, on his or her federal income tax return for the year in which the exercise occurs, additional compensation income equal to the difference between the fair market value of the stock at the time of exercise of the option and the purchase price at which the stock was acquired (the Company will generally be entitled to a compensation deduction in an equivalent amount). The optionee will be subject to tax on this amount even if the option has been transferred to, and is subsequently exercised by, a Permitted Transferee. When the stock is ultimately sold, the transaction will be taxed in the manner described in subparagraph (b) above for incentive stock options.

If a holder realizes a gain on disposition of stock acquired through the exercise of an option and any portion of that gain is, under the rules described above, treated as a capital gain, then that gain may first be offset against any capital losses (or capital loss carryforwards) that the holder may have in the year of disposition. Any remaining net capital gain will be (a) long term capital gain, if the stock was held for more than one year, or (b) short-term capital gain, if the stock was held for one year or less. Certain preferential tax rates apply to long-term capital gains. Short-term capital gains are taxed at ordinary income tax rates.

The maximum tax rate applicable to long-term capital gains is generally 15% (the rate may be 5% for certain low-income taxpayers). The maximum individual rate (including surtaxes) applicable to short-term capital gains taxable as ordinary income is currently 35% (under the Jobs and Growth Tax Relief Reconciliation Act of 2003). In certain circumstances, due to the reduction of itemized deductions and personal exemptions above certain income levels, the maximum effective tax rate on short-term capital gains earned by some holders may exceed the stated maximum marginal rates.

If a holder realizes a loss on disposition of stock acquired through the exercise of an option, the loss will be treated as a capital loss and may be offset against any capital gains the holder may have in the year of disposition. Any excess capital loss may be used to offset up to $3,000 of the holder’s ordinary income per year (for a single individual or a married couple filing jointly) and may be carried forward indefinitely until the entire loss has been so used.

This summary is not a complete description of the U.S. Federal income tax aspects of the 2003 Plan. Moreover, this summary relates only to Federal income taxes. There may also be Federal estate and gift tax consequences associated with the 2003 Plan, as well as foreign, state and local tax consequences.

The affirmative vote of a majority of the outstanding shares of common stock voted in person or by proxy at our 2003 Annual Meeting of Shareholders is required to approve the 2003 Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2003 PLAN.

Securities Authorized for Issuance Under Equity Compensation Plans

The following is a summary as of July 31, 2003 of all equity compensation plans of the Company that provide for the issuance of equity securities as compensation.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	682,500	$.90-4.53	none
Equity compensation plans not approved by security holders	168,824	$2.50	none
TOTAL	851,324	$.90-4.53	none

PROPOSAL 3 — RATIFICATION OF THE SALE OF COMMON STOCK AND WARRANTS TO RALPH E. CRUMP AND MARJORIE L. CRUMP.

On April 22, 2003, as part of a $750,000 private placement to six accredited investors, the Company sold an aggregate of 281,374 shares of the Company’s common stock to two accredited investors, Ralph E. Crump and his wife, Marjorie L. Crump, for a total sale price of $500,000. The common stock was sold at its fair market value, which the Company calculated by taking the average of the closing price of the common stock as reported by NASDAQ for 20 trading days prior to the sale. The sale to Mr. and Mrs. Crump and the other investors in the private placement was made to provide the Company with needed working capital. Mr. Crump is the Chairman of the Board and Treasurer of the Company. The sale of common stock was made in reliance upon the private placement exemption contained in Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D. In connection with this offering the Company also issued a five-year warrant to purchase 56,275 shares of Common Stock to Ralph E. Crump and five-year warrant to purchase 56,275 shares of Common Stock to Marjorie L. Crump. The warrants are immediately exercisable and have an exercise price of $2.50 per share. The warrants also have a cashless exercise provision, which allows the holder to exercise the warrant by exchanging for the exercise price a number of shares of common stock having an aggregate fair market value on the date of exercise equal to the aggregate exercise price for the warrants the holder wishes to exercise. The sale of common stock and warrants to Ralph E. Crump and Marjorie L. Crump described above is referred to as the “Transaction.”

The table below illustrates the beneficial ownership of Ralph E. Crump and Marjorie L. Crump before and after the Transaction.

	Number of shares of common stock beneficially owned before the Transactions		Number of shares of common stock beneficially owned after the Transaction		Percentage of Beneficial ownership before the Transaction(1)(2)	Percentage of Beneficial ownership after the Transaction(1)(3)
Ralph E. Crump and Marjorie L. Crump	459,624	(4)	853,548	(5)	12.6%	20.6%

(1)	For purposes of this table, a person is deemed to have “beneficial ownership” of shares of common stock if such person or group has the right to acquire beneficial ownership of such shares within 60 days. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(2)	Based upon 3,579,953 shares issued and outstanding as of July 31, 2002.
(3)	Based upon 4,026,996 shares issued and outstanding as of July 31, 2003.
(4)	203,562 shares of common stock are held of record in the name of Marjorie L. Crump. The remaining shares are held of record in the name of Ralph E. Crump. Also includes currently exercisable options to purchase 37,500 shares of common stock held by Ralph E. Crump. Ralph E. Crump and Marjorie L. Crump share voting and investment power with respect to all shares.
(5)	344,229 shares of common stock and warrants to purchase 56,275 shares of common stock are held of record in the name of Marjorie L. Crump. The remaining shares are held of record in the name of Ralph E. Crump. Also includes currently exercisable options to purchase 47,500 shares of common stock and warrants to purchase 56,275 shares of common stock held by Ralph E. Crump. Ralph E. Crump and Marjorie L. Crump share voting and investment power with respect to all shares.

After the sale of common stock and warrants in the Transaction Mr. and Mrs. Crump will have beneficial ownership exceeding 20% of the outstanding common stock of the Company. Therefore, this constitutes a potential “change of control” of the Company, and shareholder approval for the Transaction is required. Until shareholder approval can be obtained, both Ralph E. Crump and Marjorie Crump have signed an agreement with the Company agreeing that they each will not exercise their warrants, purchase any shares of the Company’s common stock without prior Company approval, sell, pledge or otherwise transfer any of the shares of common stock or warrants received in the Transaction, or exercise any securities convertible into, exchangeable for or that represent the right to receive shares of the Company’s common stock, whether now owned or hereafter acquired. Ralph E. Crump and Marjorie L. Crump have also acknowledged that they will not receive any economic benefits from the shares of common stock or the warrants received in the Transaction until shareholder approval is obtained, and they have acknowledged that they will not be permitted to vote the 281,374 shares of common stock they received in the Transaction at the 2003 annual meeting of shareholders.

The Board of Directors has approved the sale of common stock and warrants to Ralph E. Crump and Marjorie L. Crump and believes it to be in the best interest of the Company and its shareholders, as it provided the Company with additional needed working capital. The Board recommends that the shareholders of the Company approve the Transaction.

In order for the Transaction to be approved, a majority of the votes cast on the proposal in person or by proxy must be cast in favor of the Transaction. The Company has agreed with Mr. and Mrs. Crump that, if the Transaction is not approved, the Company will repurchase 25,000 warrants from Mr. and Mrs. Crump at a price of $.75 per warrant share to reduce their beneficial ownership percentage to less than 20%. If shareholder approval was not obtained, and this repurchase were to occur, Mr. and Mrs. Crump would be the beneficial owners of approximately 19.9% of the outstanding common stock of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE TRANSACTION.

PERFORMANCE GRAPH

The following graph compares the cumulative total returns (assuming reinvestment of dividends) on $100 invested on July 31, 1998 through July 31, 2003 in our common stock, NASDAQ Composite Index and the NASDAQ Industrial Index. Historically, the Company has not paid dividends on our common stock. However, the Company will evaluate this policy on a periodic basis.

Comparison of Cumulative Total Return

Among SI Technologies, Inc.,

NASDAQ Composite Index and the NASDAQ Industrial Index

COMPLIANCE WITH SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all section 16(a) reports.

To the Company’s knowledge, based solely on review of such reports furnished to the Company, during the fiscal year ended July 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and persons who own more than 10% of a registered class of the Company’s equity were filed on a timely basis, with the exception that each of Messrs. Beets, Alkire, R. Crump, S. Crump, Spatz and Zweipfennig filed one late report on Form 4 with respect to stock options that were granted to each of them on December 12, 2002.

SHAREHOLDER PROPOSAL

Proposals of shareholders to be presented at the fiscal year 2004 Annual Meeting of Shareholders must be received by the Company at its principal executive offices, no later than August 26, 2004, in order to be included in the proxy statement and form of proxy relating to that meeting.

A copy of the Company’s annual report on Form 10-K, as filed with the Securities and Exchange Commission, will be furnished without charge to any shareholder upon written request to the President of SI Technologies, Inc., 14192 Franklin Avenue, Tustin, California 92780, Attn: Rick A. Beets, President & CEO.

OTHER BUSINESS

The Board of Directors knows of no business that will be presented for consideration at the annual meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the proxy holders or their substitutes.

SI TECHNOLOGIES, INC.

2003 STOCK OPTION PLAN

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SI TECHNOLOGIES, INC.

2003 STOCK OPTION PLAN

ARTICLE 1

PURPOSE AND EFFECTIVENESS

1.1    Purpose.    The purpose of the 2003 Stock Option Plan (the “Plan”) is to provide a method by which selected individuals performing services for SI Technologies, Inc., a Delaware corporation (the “Company”), or any of its Affiliates, may be offered an opportunity to invest in capital stock of the Company, thereby increasing their personal interest in the growth and success of the Company and its Affiliates.

1.2    Effective Date; Shareholder Approval Requirement.    The Plan shall be effective at the time specified in the resolutions of the Board adopting the Plan (the “Effective Date”). Issuance of Options after the Effective Date shall be subject to the approval of the Plan by the shareholders of the Company at a duly held meeting of shareholders at which a majority of all outstanding voting stock of the Company is represented in person or by proxy. The approval required shall be a majority of the votes cast on the proposal to approve the Plan. Such approval may also be provided pursuant to a written consent in lieu of such meeting. No Option shall be exercisable until this approval requirement has been satisfied. If this requirement is not satisfied within twelve (12) months after the Effective Date, then the Plan and each Option granted prior thereto shall automatically be void.

ARTICLE 2

DEFINITIONS

Capitalized terms in the Plan shall have the following meanings (whether used in the singular or plural):

“Affiliate” of the Company means any corporation, partnership or other entity which, through one or more intermediaries, directly or indirectly controls, is controlled by, or is under common control with the Company.

“Approved Transaction” means any of the following transactions consummated with the approval, recommendation or authorization of the Board:

(a)    any merger, consolidation, statutory or contractual share exchange, or other transaction to which the Company or any of its Affiliates or shareholders is a party if, immediately following the transaction, the persons who held Common Stock (or securities convertible into Common Stock) immediately before the transaction hold less than a majority of—

(i)    the combined Common Equity of the Company; or

(ii)    if, pursuant to the transaction, shares of Common Stock are changed or converted into or exchanged for, in whole or part, securities of another corporation or entity, the combined Common Equity of that corporation or entity;

without taking into account any person’s Common Equity of the Company or the other corporation or entity that is not directly attributable (through continued ownership, amendment, reclassification, conversion or exchange) to the person’s holdings of Common Stock (or securities convertible into Common Stock) immediately before the transaction;

(b)    any liquidation or dissolution of the Company; and

(c)    any sale, lease, exchange or other transfer not in the ordinary course of business (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.

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“Board” means the Board of Directors of the Company.

“Cause” means, in connection with the termination of the Service of a Holder (a) repeated failures to carry out directions of the Board or the Holder’s supervisors with regard to material matters reasonably consistent with the Holder’s duties; (b) knowing violation of a state or federal law involving the commission of a crime against the Company or any of its Affiliates or a felony; (c) misuse of alcohol or controlled substances; (d) any misrepresentation, deception, fraud or dishonesty that is materially injurious to the Company or any of its Affiliates; and (e) any act or omission in willful disregard of the interests of the Company or any of its Affiliates that substantially impairs the goodwill, business or reputation of the Company or any of its Affiliates.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific section of the Code shall include any successor section.

“Committee” is defined in Section 3.1.

“Common Equity” means the capital stock of a corporation (or corresponding securities of a noncorporate entity) ordinarily, and apart from rights accruing under special circumstances, having the right to vote in an election for directors (or for members of the governing body of the noncorporate entity).

“Common Stock” means the Common Stock, par value $.01 per share, of the Company.

“Company” is defined in Section 1.1.

“Continuing Option” is defined in Section 7.2(b)(iii)(B)(1).

“Control Purchase” means any transaction (or series of related transactions), consummated without the approval, recommendation or authorization of the Board, in which any person, corporation or other entity (including any “person” as defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of any Common Stock, pursuant to a tender offer or a request or invitation for tenders (as those terms are defined in Section 14(d)(1) of the Exchange Act) or otherwise, and thereafter is the “beneficial owner” (as so defined) of securities of the Company representing more than twenty-five percent (25%) of the combined Common Equity of the Company.

“Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

“Effective Date” is defined in Section 1.2.

“Eligible Person” is defined in Article 5.

“Equity-Based Approved Transaction” means an Approved Transaction pursuant to which (a) the persons who hold Common Stock or securities convertible into Common Stock immediately before the Approved Transaction retain such Common Stock or securities, or (b) such Common Stock or securities are converted into or exchanged for a different number and/or kind of equity securities of the Company or another corporation or entity and such equity securities represent all or substantially all of the consideration received by such persons in the Approved Transaction.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific section of the Exchange Act shall include any successor section.

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“Executive Officer” means any employee of the Company who is an “officer” within the meaning of Rule 16a-1(f) of the Exchange Act, as amended from time to time, or any successor rule thereto.

“Fair Market Value” for the Common Stock (or any other security) on any day means, if the Common Stock (or other security) is publicly traded, the last sales price (or, if no last sales price is reported, the average of the high bid and low asked prices) for a share of Common Stock (or unit of the other security) on that day (or, if that day is not a trading day, on the next preceding trading day), as reported by the principal exchange on which the Common Stock (or other security) is listed, or, if the Common Stock (or other security) is publicly traded but not listed on an exchange, as reported by The Nasdaq Stock Market, or, if such prices or quotations are not reported by The Nasdaq Stock Market, as reported by any other available source of prices or quotations selected by the Committee. If the Common Stock (or other security) is not publicly traded, or if the Fair Market Value is not determinable by any of the foregoing means, the Fair Market Value on any day shall be determined in good faith by the Committee on the basis of such considerations as the Committee determines to be appropriate.

“Good Reason” means, with respect to a Holder, the occurrence in connection with an Approved Transaction, without the Holder’s express written consent, of one of the following events or conditions:

(a)    A material reduction in the level of the Holder’s responsibilities in comparison to the level thereof at the time of the Approved Transaction;

(b)    The assignment to the Holder of a job title that is not of comparable prestige and status as the Holder’s job title at the time of the Approved Transaction;

(c)    The assignment to the Holder of any duties inconsistent with the Holder’s position at the time of the Approved Transaction, other than pursuant to the Holder’s promotion;

(d)    A material reduction in the Holder’s salary level;

(e)    A material reduction in the overall level of employee benefits or perquisites available to the Holder at the time of the Approved Transaction, or the Holder’s right to participate therein, unless such reduction is nondiscriminatory as to the Holder;

(f)    Requiring the Holder to be based anywhere more than fifty (50) miles from the business location to which the Holder normally reported for work at the time of the Approved Transaction, other than for required business travel not significantly greater than the Holder’s business travel obligations at the time of the Approved Transaction; or

(g)    Occurrence of any of the foregoing events and conditions before consummation of the Approved Transaction if the Holder reasonably demonstrates that such occurrence was at the request of a third party or otherwise arose in connection with or in anticipation of the Approved Transaction (for purposes of such demonstration, references in the foregoing events and conditions to the time of the Approved Transaction shall be deemed to refer to the time of commencement of discussions regarding the Approved Transaction.

“Holder” means an Eligible Person who has received an Option or, when the context so requires, if rights under the Option continue following the death of the Eligible Person or are transferred in a manner permitted by Section 6.8, the person who succeeds to those rights by will or by the laws of descent and distribution or by such transfer.

“Incentive Stock Option” means an Option that is an incentive stock option within the meaning of Section 422 of the Code.

“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means an option with respect to shares of Common Stock awarded pursuant to Article 6.

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“Option Agreement” is defined in Section 6.5.

“Plan” is defined in Section 1.1.

“Permitted Transferee” of a Holder means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Holder (including any such relative by adoption); any person sharing the Holder’s household (other than a tenant or employee); a trust in which these persons have more than fifty percent (50%) of the beneficial interest; and any other non-charitable entity in which these persons (or the Holder) own more than fifty percent (50%) of the voting interests.

“Replacement Securities” is defined in Section 7.2(b)(iii)(B)(2).

“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific section of the Securities Act shall include any successor section.

“Service” means the performance of services on a periodic basis for the Company or any of its Affiliates in the capacity of an employee, a nonemployee member of a board of directors or other governing body, or an independent consultant or advisor.

“Transaction Date” is defined in Section 7.2(b)(i).

“10% Shareholder” means a person who owns (or is considered as owning within the meaning of Section 424 of the Code) stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company.

ARTICLE 3

ADMINISTRATION

3.1    Committee.    The Plan shall be administered by the Board unless the Board appoints a separate committee of the Board to administer the Plan pursuant to Section 3.2 (the Board, or such committee, if it is administering the Plan, will be referred to as the “Committee”). The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of that quorum. Any determination reduced to writing and signed by all of the members of the Committee shall be as effective as if it had been made by a majority vote at a meeting duly called and held.

3.2    Appointment of Committee.    The Board may appoint a committee consisting of two or more of its members to administer the Plan. Once appointed, the committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the committee and appoint additional members, remove members (with or without cause) and appoint new members in their place, fill vacancies however caused, and/or remove all members of the committee and thereafter directly administer the Plan.

3.3    Powers; Regulations.    The Committee shall have full power and authority, subject only to the provisions of the Plan (a) to administer or supervise the administration of the Plan; (b) to interpret the provisions of the Plan and the Option Agreements; (c) to correct any defect, supply any information and reconcile any inconsistency in such manner and to such extent as it determines to be necessary or advisable to carry out the purpose of the Plan; and (d)    to take such other actions in connection with the Plan as it determines to be necessary or advisable. The Committee is authorized to adopt, amend and rescind such rules, regulations and procedures not inconsistent with the provisions of the Plan as it determines to be necessary or advisable for the

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proper administration of the Plan, and each Option shall be subject to all such rules, regulations and procedures (whether the Option was granted before or after promulgation thereof). Without limiting the authority of the Committee to interpret the provisions of the Plan, the Committee shall have the right to determine that a transaction (or series of related transactions) is not a Control Purchase, even though literally included within the definition of that term, if the Committee determines that the transaction (or series of related transactions) does not have the effect of significantly changing or influencing the control of the Company on a permanent basis.

3.4    Limits on Authority.    Exercise by the Committee of its authority shall be consistent (a) with the intent that all Incentive Stock Options be qualified under the terms of Section 422 of the Code, and (b) with the intent that the Plan be administered in a manner so that, to the extent possible, the grant of Options and all other transactions with respect to the Plan, to Options and to any Common Stock acquired upon exercise of Options, shall be exempt from the operation of Section 16(b) of the Exchange Act.

3.5    Exercise of Authority.    Each action and determination made or taken by the Committee, including but not limited to any interpretation of the Plan and the Option Agreements, shall be final, conclusive and binding for all purposes and upon all persons. No member of the Committee shall be liable for any action or determination made or taken by the member or the Committee in good faith.

ARTICLE 4

SHARES SUBJECT TO THE PLAN

4.1    Number of Shares.    Subject to the provisions of this Article 4, the maximum number of shares of Common Stock for which Options may be granted during the term of the Plan shall be two hundred thousand (200,000). Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company. If an Option terminates for any reason without having been exercised in full, the shares of Common Stock for which the Option has not been exercised shall again be available for purposes of the Plan.

4.2    Adjustments.    If the Company subdivides its outstanding shares of Common Stock into a greater number of shares (by stock dividend, stock split, reclassification or otherwise) or combines its outstanding shares of Common Stock into a smaller number of shares (by reverse stock split, reclassification or otherwise), or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, rights offering, or other transaction or event that is not an Approved Transaction or Control Purchase affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it determines to be equitable and appropriate, adjust any or all of (a) the number of shares of Common Stock (or number and kind of other securities or property) for which, and the time or times when, outstanding Options may thereafter be exercised; (b) the purchase price for the shares (or other securities or property) under outstanding Options; and (c) the number of shares of Common Stock (or number and kind of other securities or property) for which Options may thereafter be granted. In connection with any adjustment made pursuant to this Section 4.2, the Committee may, if deemed equitable and appropriate, provide for a cash payment to be made to the Holder of an Option, in cancellation of the Option, of such amount as the Committee determines represents the value the Option would then have if it were exercisable for all of the shares under the Option.

ARTICLE 5

ELIGIBILITY

The persons eligible to participate in the Plan and to receive Options (“Eligible Persons”) shall be persons who are performing or have been hired to perform Services for the Company or any of its Affiliates.

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ARTICLE 6

STOCK OPTIONS

6.1    Grant of Options.    The Committee shall from time to time determine (a) the Eligible Persons to whom Options are to be granted; (b) the number of shares of Common Stock for which the Options are exercisable and the purchase price of such shares; (c) whether the Options are Incentive Stock Options or Nonqualified Stock Options; and (d) all of the other terms and conditions (which need not be identical) of the Options; provided, however, that all such determinations shall be subject to the express limitations of the Plan.

6.2    Purchase Price.    The price at which shares of Common Stock may be purchased upon exercise of an Option may be more than, less than or equal to the Fair Market Value of the shares on the date the Option is granted; provided, however, that the purchase price of each share of Common Stock under an Incentive Stock Option shall be (a) at least 110% of the Fair Market Value of such share on the date of grant of the Option, if it is granted to a 10% Shareholder, and (b) at least 100% of the Fair Market Value of such share on the date of grant of the Option, if it is granted to any other Eligible Person.

6.3    Limitations on Incentive Stock Options

(a)  Grants Only to Employees.    Incentive Stock Options may only be granted to Eligible Persons who are employees of the Company or an Affiliate that constitutes a “parent corporation” or a “subsidiary corporation” within the meaning of Section 424 of the Code.

(b)  Limitation on Shares.    The aggregate Fair Market Value of the shares of Common Stock for which, during any calendar year, one or more Incentive Stock Options under the Plan (and/or one or more options under any other plan maintained by the Company or any of its Affiliates for the granting of options intended to qualify under Section 422 of the Code) become exercisable for the first time by a Holder shall not exceed $100,000 (said value to be determined as of the respective dates on which the options are granted to the Holder). If an Option that would otherwise qualify as an Incentive Stock Option becomes exercisable for the first time in any calendar year for shares of Common Stock that would cause such aggregate Fair Market Value to exceed $100,000, then the portion of the Option in respect of such shares shall be deemed to be a Nonqualified Stock Option.

6.4    Term of Options.    Subject to the provisions of the Plan with respect to termination of Options upon or following death, Disability or other termination of Service, the Committee shall determine the term of each Option, which term shall not be more than (a) five (5) years from the date of grant in the case of an Incentive Stock Option granted to a 10% Shareholder, and (b) ten (10) years from the date of grant in the case of any other Incentive Stock Option.

6.5    Option Agreement.    Each Option shall be evidenced by an agreement (the “Option Agreement”) containing the terms and conditions of the Option as determined by the Committee. Each grantee of an Option shall be notified promptly of the grant, an Option Agreement shall be executed and delivered by the Company to the grantee within sixty (60) days after the date the Committee approves the grant, and the Committee may terminate the grant if the Option Agreement is not signed by the grantee and delivered to the Company within sixty (60) days after it is delivered to the grantee. An Option Agreement may contain (but shall not be required to contain) such terms and conditions as the Committee determines to be necessary or appropriate to ensure that the penalty provisions of Section 4999 of the Code will not apply to any stock received by the Holder from the Company. An Option Agreement may be amended from time to time pursuant to Section 7.5(c).

6.6    Exercise of Options

(a)  Time Exercisable.    An Option shall become and remain exercisable to the extent provided in its Option Agreement and in the Plan. However, if an Option is granted prior to the date its Holder first performs Service for the Company or any of its Affiliates, the Option shall not be exercisable prior to the date the Holder first performs such Service. If an Option is scheduled to become exercisable on one or more dates specified in its

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Option Agreement, and its Holder has a leave of absence without pay, such date or dates shall be postponed for a period equal to the duration of the leave unless the Committee determines otherwise.

(b)  Manner of Exercise.    An Option shall be exercised by written notice to the Company in compliance with the terms and conditions of its Option Agreement and such procedures for exercise of Options as the Committee may adopt from time to time. The method or methods of payment of the purchase price of the shares to be purchased upon exercise of the Option and of any amounts required by Section 7.7 shall be determined by the Committee and set forth in the Option Agreement for the Option. Such method or methods may consist of (i) check, (ii) promissory note, (iii) whole shares of Common Stock already owned by the Holder, (iv) the withholding of shares of Common Stock issuable upon exercise of the Option, (v) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, (vi) any combination of the foregoing methods of payment, or (vii) such other consideration and method of payment as may be permitted for the issuance of shares under applicable securities and other laws. The Committee may specify a minimum number of shares of Common Stock for which an Option must be exercised.

(c)  Value of Shares.    Shares of Common Stock delivered in payment of all or any part of the amounts payable upon exercise of an Option, and shares of Common Stock withheld for such payment, shall be valued at their Fair Market Value on the exercise date of the Option.

(d)  Issuance of Shares.    The Company shall issue the shares of Common Stock purchased under an Option as soon as practicable after the Option has been duly exercised; provided, however, that no fractional shares shall be issuable under the Plan, and any fractional shares that would otherwise be issuable shall be disregarded. Following exercise of an Incentive Stock Option, the Committee shall cause the information statement required by Section 6039 of the Code to be furnished to the Holder within the time and in the manner prescribed by law.

6.7    Legends.    Each certificate representing shares of Common Stock issued upon exercise of an Option shall, unless the Committee otherwise determines, contain on its face the notice “SEE TRANSFER RESTRICTIONS ON REVERSE” and on its reverse a legend in form substantially as follows, together with any other legends that are required by the provisions of the Plan or that the Committee determines to be necessary or appropriate:

NOTICE: TRANSFER AND OTHER RESTRICTIONS

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF EXCEPT UPON SATISFACTION OF CERTAIN CONDITIONS. INFORMATION CONCERNING THESE RESTRICTIONS MAY BE OBTAINED FROM THE CORPORATION. ANY OFFER OR DISPOSITION OF THESE SECURITIES WITHOUT SATISFACTION OF SAID CONDITIONS WILL BE WRONGFUL AND WILL NOT ENTITLE THE TRANSFEREE TO REGISTER OWNERSHIP OF THE SECURITIES WITH THE CORPORATION.

The Company may cause the transfer agent for the Common Stock to place a stop transfer order with respect to such shares.

6.8    Transferability.    Except to the extent the Committee limits this Section 6.8 at the time a Nonqualified Stock Option is granted, the original Holder of the Option may transfer the Option to any Permitted Transferee, so long as the transfer is without value, and the Permitted Transferee may transfer the Option without value to any other Permitted Transferee of the original Holder. Neither (a) a transfer under a domestic relations

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order in settlement of marital property rights, nor (b) a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Permitted Transferees (or the original Holder) in exchange for an interest in that entity, will constitute a transfer for value. Except as expressly permitted by this Section 6.8, an Option (including any Incentive Stock Option) will not be transferable by its Holder other than by will or by the laws of descent and distribution, will not be involuntarily alienable by legal process or otherwise by operation of law, and will be exercisable during the Holder’s lifetime only by the Holder. If the Holder of an Option dies prior to its full exercise, the Option may be exercised, to the extent it does not thereby terminate, by the person or persons to whom the rights of the Holder pass by will or by applicable laws of descent and distribution.

ARTICLE 7

GENERAL PROVISIONS

The provisions of this Article 7 shall apply to all Options, except to the extent that one or more Option Agreements expressly provide otherwise.

7.1    Termination of Service

(a)  General.    If a Holder’s Service terminates without Cause prior to the full exercise of an Option, then the Option shall thereafter be exercisable, to the extent the Holder was entitled to exercise the Option on the date of such termination, for a period of three (3) months following such termination (but not later than the end of the term of the Option); provided, however, that, if the Holder’s Service terminates by reason of death or Disability, the Option shall be exercisable for a period of one (1) year following such termination (but not later than the end of the term of the Option). At the end of such period, the Option shall terminate.

(b)  Termination for Cause.    If a Holder’s Service is terminated for Cause, then all Options held by the Holder shall immediately terminate. Following termination of a Holder’s Service, if the Holder engages in any act that would have constituted Cause if the Holder had remained in the Service of the Company or any of its Affiliates, then the Committee shall be entitled to terminate any Options held by the Holder.

(c)  Miscellaneous.    The Committee may determine whether a leave of absence of a Holder constitutes a termination of the Holder’s Service; provided, however, that neither (i) a leave of absence, duly authorized in writing by the Company or any of its Affiliates for military service or sickness, or for any other purpose approved by the Company or any of its Affiliates, if the period of the leave does not exceed ninety (90) days, nor (ii) a leave of absence in excess of ninety (90) days, duly authorized in writing by the Company or any of its Affiliates, provided the Holder’s right to return to Service with the Company or the Affiliate is guaranteed either by statute or by contract, shall be deemed a termination of the Holder’s Service. An Option shall not be affected by any change in the Holder’s Service so long as the Holder continues to be in the Service of the Company or any of its Affiliates. If a Holder is in the Service of an Affiliate of the Company that ceases to be an Affiliate, such event shall, for purposes of any Option held by the Holder, be deemed to constitute a termination of the Holder’s Service for a reason other than death or Disability.

7.2    Certain Events

(a)  Control Purchase.    Effective upon a Control Purchase, if the Holder of an Option is in the Service of the Company or any of its Affiliates at that time, the Option shall automatically become exercisable for all of the shares under the Option.

(b)  Approved Transaction.    The following provisions shall apply if an Approved Transaction occurs:

(i)    The Company shall provide each Holder with notice of the pendency of the Approved Transaction at least fifteen (15) days before the expected date of consummation thereof (the date on which the Approved Transaction is consummated will be referred to as the “Transaction Date”).

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(ii)    If the Approved Transaction is not an Equity-Based Approved Transaction, then the following provisions shall apply:

(A)    Effective immediately before the Transaction Date, if the Holder of an Option is in the Service of the Company or any of its Affiliates on the Transaction Date, the Option shall automatically become exercisable for all of the shares under the Option.

(B)    Following notice of the Approved Transaction, any exercise of an Option may be contingent upon consummation of the Approved Transaction, if so elected by the Holder in the notice of exercise, and shall be contingent upon such consummation with respect to any portion of the Option that will only become exercisable immediately before the Transaction Date.

(C)    Upon consummation of the Approved Transaction, all Options shall terminate.

(iii)    If the Approved Transaction is an Equity-Based Approved Transaction, then the following provisions shall apply:

(A)    Whether or not the Holder of an Option is in the Service of the Company or any of its Affiliates on the Transaction Date, the exercisability of the Option shall not accelerate.

(B)    The Company shall, or shall cause another party to the Approved Transaction to, either —

(1)    make appropriate provision for continuation of the Option, or for replacement of the Option with a new award on terms that are, as nearly as practicable, the financial equivalent of the Option, without taking into account in either event any automatic acceleration of exercisability provided for in Section 7.2(b)(ii)(A) (the Option as so continued or replaced shall be referred to as a “Continuing Option”); or

(2)    deliver to the Holder equity securities of the Company or another party to the Approved Transaction (the “Replacement Securities”) having a value equal to the value of the Option on the Transaction Date, without taking into account any automatic acceleration of exercisability provided for in Section 7.2(b)(ii)(A).

(C)    At the time the Holder is given notice of the pendency of the Approved Transaction under Section 7.2(b)(i) or in a separate notice given before the Transaction Date, the Committee shall inform the Holder of the provision to be made for a Continuing Option or for delivery of Replacement Securities. Effective automatically upon consummation of the Approved Transaction and without any action by the Holder, the Option shall represent the Continuing Option (if provision is made for a Continuing Option) or terminate (if Replacement Securities are to be delivered).

(c)  Termination After Certain Approved Transactions.    If there are one or more Continuing Options following an Approved Transaction and the Service of the Holder of a Continuing Option is terminated without Cause within a period of eighteen (18) months following the Transaction Date, or if the Holder voluntarily terminates his or her Service for Good Reason during such period, then (i) all Continuing Options held by the Holder shall become exercisable for all of the shares thereunder; (ii) all restrictions under the Plan or any Option Agreement with respect to Option Securities issued pursuant to exercise of any such Continuing Option (other than restrictions on transfer under applicable securities laws) shall automatically terminate; and (iii) each such Continuing Option shall remain exercisable until a period of eighteen (18) months has elapsed following the Transaction Date or until the date on which the Continuing Option would have terminated if the Service of the Holder had not terminated, whichever occurs first, notwithstanding any contrary provision in the Option Agreement for the Continuing Option (other than one expressly providing that this Section 7.2(c) shall not apply).

7.3  Right to Terminate Service.    Nothing contained in the Plan or in any Option Agreement, and no action of the Company or the Committee with respect thereto, shall confer on any Holder any right to continue in the Service of the Company or any of its Affiliates or interfere in any way with the right of the Company or any

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of its Affiliates, subject to the terms and conditions of any agreement between the Holder and the Company or any of its Affiliates, to terminate at any time, with or without Cause, the Service of the Holder.

7.4    Nonalienation of Benefits.    Except as permitted pursuant to Section 6.8, no right or benefit under the Plan or any Option shall be (a) subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge (and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void); or (b) liable for or subject to the debts, contracts, liabilities or torts of the person entitled to the right or benefit.

7.5    Termination and Amendment

(a)  Termination.    The Plan shall terminate on the tenth (10th) anniversary of the Effective Date; provided, however, that the Board or the Committee may terminate the Plan at any earlier time. No Options may be granted following termination of the Plan, but the provisions of the Plan shall continue in effect until all Options terminate or are exercised in full and all rights of all persons with any interest in the Plan expire.

(b)  Amendment of Plan.    The Board or the Committee may from time to time amend the Plan, whether before or after termination of the Plan, in such respects as it shall deem advisable; provided, however, that any such amendment (i) shall comply with all applicable laws and stock exchange listing requirements, and (ii) with respect to Incentive Stock Options granted or to be granted under the Plan, shall be subject to any approval by shareholders of the Company required under the Code. No amendment of the Plan may adversely affect the rights of the Holder of an Option in any material way unless the Holder consents thereto.

(c)  Amendment of Options.    The Committee may amend the Option Agreement for an Option in such respects as it shall deem advisable, including but not limited to any amendment that would accelerate the time or times at which the Option may be exercised or extend the scheduled termination date of the Option; provided, however, that (i) no amendment may adversely affect the rights of the Holder of the Option in any material way unless the Holder consents thereto, and (ii) the Option Agreement, as amended, shall satisfy all of the requirements of the Plan at the time of the amendment. Nothing in this Section 7.5 shall prevent the Committee from adopting, amending or rescinding rules, regulations and procedures pursuant to Section 3.3.

7.6    Government and Other Regulations.    The obligation of the Company with respect to Options and the issuance of Common Stock upon the exercise thereof shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including but not limited to the effectiveness of any registration statement required under the Securities Act, and the rules and regulations of any securities exchange or over-the-counter market on which the Common Stock may be listed or quoted. The Company shall have no obligation to register shares of Common Stock issuable upon exercise of Options under the Securities Act or to register, qualify or list such shares under the laws of any state or other jurisdiction or the rules of any securities exchange or over-the-counter market.

7.7    Withholding.    By accepting an Option, the Holder shall be deemed to have agreed to pay, or make arrangements satisfactory to the Committee for payment to the Company of, all taxes required to be withheld by the Company in connection with the exercise of the Option or any sale, transfer or other disposition of any shares of Common Stock acquired upon exercise of the Option. If the Holder shall fail to pay, or make arrangements satisfactory to the Committee for the payment of, all such taxes, then the Company or any of its Affiliates shall, to the extent not prohibited by law, have the right to deduct from any payment of any kind otherwise due to the Holder an amount equal to any taxes of any kind required to be withheld by the Company or any of its Affiliates with respect to the Option.

7.8    Severability; Incentive Stock Option Provisions

(a)  If any provision of this Plan or any Option Agreement, on its face or as applied to any person or circumstance, is or becomes unenforceable to any extent, the remainder of this Plan or the Option Agreement, as the case may be, and the application of the provision to any other person, circumstance or extent, shall not be affected, and this Plan and the Option Agreement shall continue in force.

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(b)  With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out in full herein; provided, however, that to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, the Option, to that extent, shall be deemed to be a Nonqualified Stock Option for all purposes of the Plan.

7.9    Plan Not Exclusive.    Neither the adoption of the Plan by the Board nor any submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including but not limited to the granting of stock options and the awarding of stock and cash outside of the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

7.10    Exclusion from Pension and Profit-Sharing Computation.    By accepting an Option, the Holder shall be deemed to have agreed that the Option is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment or other benefit under any pension, retirement or other employee benefit plan, program or policy of the Company or any of its Affiliates.

7.11    No Shareholder Rights.    No Holder or other person shall have any voting or other shareholder rights with respect to shares of Common Stock under an Option until the Option has been duly exercised, full payment of the purchase price has been made, all conditions under the Option and the Plan to issuance of the shares have been satisfied, and a certificate for the shares has been issued. No adjustment shall be made for cash or other dividends or distributions to shareholders for which the record date is before the date of such issuance.

7.12    Governing Law.    The Plan and all Options shall be governed by, and interpreted in accordance with, the laws of the State of Delaware.

7.13    Company’s Rights.    The grant of Options shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

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Audit Committee Charter

Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

•	Monitor the independence and performance of the Company’s independent auditors.

•	Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

The function of the Audit Committee is oversight. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Company’s annual financial statements, review of the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing including matters of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) representations made by management as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Company.

Audit Committee Composition and Meetings

Audit Committee members shall meet the requirements of the Nasdaq Stock Market, Inc. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an independent non-executive director, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed annually by the Board of Directors at its annual meeting or as necessary to fill vacancies in the interim. The Board of Directors shall designate one of the Committee members as chairman.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and legal counsel to discuss any matters that the Committee or any of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company’s interim financial statements and significant findings based upon the auditors’ limited review procedures.

Audit Committee Responsibilities and Duties

Review Procedures

1.	Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2.	Review the Company’s annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

3.	In consultation with the management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant audit findings or recommendations generated by the independent auditors together with management’s responses including the status of any previous recommendations.

4.	Review with financial management and the independent auditors the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors

5.	The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of the auditors when circumstances warrant.

6.	Approve the fees and other significant compensation to be paid to the independent auditors. Review and approve requests for significant management consulting engagements to be performed by the independent auditor’s firm and be advised of any other significant study undertaken at the request of management that is beyond the scope of the audit engagement letter.

7.	On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence.

8.	Review the independent auditors’ engagement letter and audit plan – discuss audit scope, engagement staffing, Company locations to be visited, extent of management assistance, reliance upon management self-audit activities, and other matters regarding the auditors’ approach.

9.	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. The Committee should inquire about changes in the audit plan, restrictions on the scope of activities, observations of control weaknesses, etc. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

10.

Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting. This discussion should cover the independent auditors’ judgments regarding the clarity of the financial disclosure practices used or proposed by the

Company and whether management’s choices of accounting principles appear reasonable from the perspective of income, asset and liability recognition, and whether the principles are common practices or are minority practices.

Legal Compliance

11.	On at least an annual basis, review with the Company’s legal counsel, any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

12.	Review all reports concerning significant fraud or regulatory noncompliance that occurs at the Company. This review should include consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future.

Other Audit Committee Responsibilities

13.	Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company’s annual proxy statement.

14.	Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

15.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

16.	Review financial and accounting personnel succession planning within the Company.

17.	Review managements’ and the independent auditors’ recommendations regarding the formation of an Internal Audit function within the Company.

SI TECHNOLOGIES, INC.

This Proxy is Solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders to be held on—December 11, 2003

The undersigned hereby constitutes and appoints Rick A. Beets and Ralph E. Crump and each of them, with full power of substitution, attorneys and proxies of the undersigned, to represent the undersigned and vote as if personally present at the Annual Meeting of Shareholders to be held at 14192 Franklin Avenue, Tustin, California at 2:00 P.M. local time and at any adjournment thereof, in the following manner:

1.	Election of Directors:

Management nominates the following directors

Edward A. Alkire	Rick A. Beets	Ralph E. Crump
S. Scott Crump	D. Dean Spatz	Heinz Zweipfennig
☐ FOR	☐ WITHHOLD AUTHORITY
all nominees listed above (except as marked contrary below)	to vote for all nominees listed above

(Instructions:    To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

2.	Approval of the proposed 2003 Stock Option Plan

☐    FOR                ☐    AGAINST                ☐    ABSTAIN

3.	Approval of the proposed Ratification of the Sale of Common Stock and Warrants to Ralph E. Crump and Marjorie L. Crump

☐    FOR                ☐    AGAINST                ☐    ABSTAIN

4.	In accordance with their best judgment with respect to any other matters which may properly come before this meeting.

WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, SHARES IT REPRESENTS WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE CHOICES SPECIFIED ABOVE.

IF NO CHOICES ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND PROPOSALS SET FORTH HEREIN AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE DESIGNATED INDIVIDUALS WITH RESPECT TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

Dated:

Signature

Signature

Please date and sign exactly as your name or names appear below. If more than one owner, all should sign. When signing as attorney executor, administrator, trustee or guardian, give your full name and title as such. If the signatory is a corporation or partnership, sign the full corporate or partnership name by a duly authorized officer or partner.

PLEASE COMPLETE, SIGN AND RETURN THIS PROXY PROMPTLY.